Virtus Investment Trust

Supplement dated February 26, 2021, to the

Statutory Prospectus, dated February 1, 2021

Important Notice to Investors

In the “Sales Charges” section, under the sub header “What arrangement is best for you?” the paragraph describing Class C Shares on page 161 is hereby amended by adding the following disclosure before the second-to-last sentence:

If an investor intends to purchase greater than $999,999 of Class C shares, and the purchase would qualify for Class A shares with no load, then the purchase will automatically be made into a purchase of Class A shares, thus reducing expenses. The Funds may refuse any order to purchase shares.

Investors should retain this supplement with the Prospectus for future reference.

VST 8060/Class C Max Correction (02/21)

Virtus Investment Trust

Supplement dated February 26, 2021 to the

Statement of Additional Information (“SAI”) dated February 1, 2021

Important Notice to Investors

In the “Alternative Purchase Arrangements” section of “Purchase, Redemption and Pricing of Shares”, under the heading “Class C Shares” on page 131 of the SAI, the first paragraph is hereby replaced in its entirety with the following:

If an investor intends to purchase greater than $999,999 of Class C shares, and the purchase would qualify for Class A shares with no load, then the purchase will automatically be made into a purchase of Class A shares, thus reducing expenses. The Funds may refuse any order to purchase shares. Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions.

Investors should retain this supplement with the SAI for future reference.

VIT 8061B/Class C Max SAI (02/2021)